PURCHASE AGREEMENT, made as of the 1st day of November, 1999

         BETWEEN AND AMONG

(1) Robert M. Kavner ("Kavner") and Arnold Glimcher ("Glimcher"), each of whom is a shareholder of NTL Incorporated (Kavner and Glimcher are collectively referred to herein as the "Sellers");

(2)      DCI Capital Partners, a California general partnership ("DCI"); and

(3) Compagnie Generale des Communications (COGECOM) S.A. ("Cogecom"), a company registered in France and having its registered office at 6 Place d'Alleray, 75505 Paris Cedex 15, France, and a wholly owned subsidiary of France Telecom S.A. (the Sellers, DCI and Cogecom are hereinafter referred to as the "Parties").

         WHEREAS

         In reply to a Private Sale Notice (as defined in Section 2.7 of the registration rights agreement, dated March 8, 1999, by and among the Company, DCI, and the other parties thereto (the "Registration Rights Agreement")), dated October 23, 1999, the Sellers exercised their right to sell to Cogecom an aggregate of 82,439 shares of common stock, par value $0.01 per share (the "Additional Tag Along Shares") of NTL Incorporated (the "Company"), a Delaware corporation having its principal executive office at 110 East 59th Street, New York, NY 10022;

         WHEREAS

         The Sellers desire to sell to Cogecom and Cogecom, subject to the terms and conditions set out in this Agreement, desires to purchase from the Sellers, the Additional Tag Along Shares, at a price per Additional Tag Along Share as set forth below and otherwise on the terms set out in this Agreement;

         NOW IT IS HEREBY AGREED AS FOLLOWS:

1.       Purchase and Sale.

         On and subject to the terms and conditions of this Agreement, the Sellers hereby severally agree to sell to Cogecom that number of the Additional Tag Along Shares listed opposite its name in Section 3 hereof, and Cogecom agrees to purchase all of such Additional Tag Along Shares, at the purchase price set out below, free from any and all pledges, liens, security interests or other encumbrances.

2.       Settlement.

         (A) November 2, 1999 at 5:00 p.m. (New York time) shall be the settlement date for the sale of (i) 61,997 Additional Tag Along Shares by Kavner and (ii) 4,943 Additional Tag Along Shares by Glimcher (the "First Settlement Date").

         (B) At the request of Kavner, the settlement for the sale of 15,499 Additional Tag Along Shares by Kavner shall be on the first business day that a certificate evidencing such shares is issued by the transfer agent of the Company (the "Second Settlement Date").

         (C) On each Settlement Date, the Sellers shall cause to be delivered to Cogecom certificates representing the Additional Tag Along Shares in the manner agreed by the Parties against payment in full made in accordance with Section 3.

3.       Purchase Price.

         The purchase price per share to be paid by Cogecom for the Additional Tag Along Shares shall be $68.50 per Additional Tag Along Share, to be paid by wire transfer to accounts of the Sellers by Cogecom, as follows:

                                                                     Number
Seller          Certificate No.        Settlement Date              of Shares      Purchase Price

Kavner          CT 2556                First Settlement Date           61,997       $4,246,794.50

Kavner          CT 3191*               Second Settlement               15,499       $1,061,681.50
                                       Date

Glimcher        CT 3096                First Settlement Date              989          $67,746.50

Glimcher        CT 2571                First Settlement Date            3,954         $270,849.00
                                                                      =======       =============

                                                                       82,439       $5,647,071.50

----------
* Replacement certificate to be issued by transfer agent.

4.       Representations, Warranties and Undertakings.

         (A) Kavner hereby makes the representations, warranties and undertakings set forth in Annex I hereto as of the date hereof and as of the First Settlement Date and the Second Settlement Date.

         (B) Glimcher hereby makes the representations, warranties and undertakings set forth in Annex I hereto as of the date hereof and as of the First Settlement Date.

         (C) Cogecom makes to each of the Sellers the representations, warranties and undertakings set forth in Annex II hereto as of the date hereof and as of the First Settlement Date and the Second Settlement Date.

         (D) DCI makes to Cogecom the representations, warranties and undertakings set forth in Annex III hereto as of the date hereof and as of the First Settlement Date and the Second Settlement Date.

         (E) The Sellers, DCI and Cogecom shall each notify the others forthwith if, on or prior to the First Settlement Date (and, in the case of Kavner, Cogecom and DCI, the Second Settlement
                  Date), any of their respective representations, warranties, undertakings or agreements set out in Annex I, Annex II or Annex III hereto ceases to be true and accurate or becomes misleading in any respect or that there has been any breach of any of such representations, warranties, undertakings or agreements.

5.       Miscellaneous.

         The Parties each undertake to execute all such documents and do all such acts and things as the other may reasonably require in order to give effect to the terms of this Agreement and to enable the sale and purchase of the Additional Tag Along Shares to be carried out and given full force and effect.

         The representations, warranties, agreements and undertakings in this Agreement shall continue in full force and effect despite any completion of the purchase and sale of the Additional Tag Along Shares under this Agreement.

         The Sellers agree that, except as otherwise specifically contemplated in this Agreement, no press release or similar public announcement or communication will be made by them concerning the execution, performance or terms of this Agreement unless specifically approved in advance and in writing by Cogecom.

6.       Expenses.

         Each party to this Agreement shall pay all of its expenses in connection with this Agreement and the transactions contemplated hereby.

7.       Notices.

         (A) Any notice to be given under this Agreement shall be in writing and shall be delivered to or sent by facsimile transmission, to the respective numbers set out in sub-clause
                  (B) below. Any such notice shall be deemed served on the business day of actual receipt; where actual receipt occurs on a day which is a Saturday, Sunday or bank holiday the effective date of service shall be the first business day following the date of actual receipt or, if earlier, the date upon which receipt shall have been acknowledged.

         (B) The respective addresses and facsimile numbers of the Parties are as follows:

                  The Sellers: Robert M. Kavner
                               20680 Leonard Road
                               Saratoga, CA 95070
                               Telecopy No.: (408) 867-9853

                               Arnold Glimcher
                               435 East 52nd Street
                               New York, NY 10022
                               Telecopy No.: (212) 421-0835

                  Cogecom:     212, rue Raymond Losserand
                               75505 Paris Cedex 15
                               France
                               Attention:  Philippe McAllister
                               Telecopy No.:  331-4444-2154
                               Attention:  Olivier Froissart
                               Telecopy No.:  331-4444-7799

                               With a copy to:

                                               Shearman & Sterling
                                               599 Lexington Avenue
                                               New York, New York  10022
                                               Attention:  Alfred Ross
                                               Telecopy No.:  1-212-848-4051

                               DCI: 9830 Wilshire Boulevard
                                    Beverly Hills, CA 90212
                                    Telecopy No.: 1-213-617-1806
                                    Attention: Dede Robbins

8.       Entire Agreement.

         This Agreement embodies the entire understanding of the Parties and there are no other agreements or understandings, written or oral, in effect between Parties relating to the subject matter hereof. This Agreement may be amended or modified only by an instrument executed by the Parties.

9.       Successors and Assigns.

         No Party hereto may assign this Agreement without the prior written consent of the others provided that Cogecom may assign this Agreement to any of its affiliates provided that it will remain responsible for performance under this Agreement. Any impermissible attempted assignment of this Agreement without such prior written consent shall be void. This Agreement and the provisions thereof shall be binding upon and inure to the benefit of the Parties and their permitted successors and assigns.

10.      Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

11.      Counterparts.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first before written.

COMPAGNIE GENERALE DES COMMUNICATIONS (COGECOM) S.A.

By:
    ------------------------------
    Name:  Pierre Dauvillaire
    Title:  Chairman of the Board of Directors

By:
    ------------------------------
    Name:
    Title:

ROBERT M. KAVNER


------------------------------


ARNOLD GLIMCHER


------------------------------


DCI CAPITAL PARTNERS


By:
    ------------------------------
    Name:  Michael Ovitz
    Title:  General Partner

                                     ANNEX I

          Sellers Several Representations, Warranties and Undertakings

Each of the Sellers severally hereby represents, warrants and undertakes to COGECOM with respect to himself, that:

1. he has full power to enter into and perform this Agreement; all necessary authorizations, approvals, consents and licenses to permit him to enter into and perform this Agreement have been obtained and are in full force and effect; the execution and delivery by such Seller of, and the performance by such Seller of, this Agreement will not contravene any provision of applicable law, any agreement or other instrument binding upon such Seller or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Seller or any of his assets, and no consent, approval, authorization or order of, or qualification or filing with, any governmental body or agency is required for the performance by such Seller of his obligations under this Agreement, except such as have already been obtained and are in full force and effect; and this Agreement has been duly authorized, executed and delivered by such Seller and is a valid and binding agreement of such Seller enforceable in accordance with its terms;

2. such Seller has valid title free and clear of all security interests, liens, encumbrances, equities or other claims to, and the legal right and power to sell and transfer the Additional Tag Along Shares, and transfer of such Additional Tag Along Shares to Cogecom will pass title to such shares, free and clear of all security interests, liens, encumbrances, equities or other claims; and

3. such Seller is, directly or indirectly, an investor in DCI and has received distributions of the Additional Tag Along Shares from DCI in the past as a result of a distribution, transfer and assignment in full compliance with the requirements of (i) Section 10(j) of the Registration Rights Agreement and (ii) applicable laws, governmental orders, rules and regulations including, without limitation, the United States Securities Act of 1933, as amended and the rules and regulations thereunder (the "Securities Act") and, therefore, such Seller is a "Y Holder" (as that term is defined in the Registration Rights Agreement).

                                    ANNEX II

              Cogecom Representations, Warranties, and Undertakings

Cogecom hereby represents, warrants and agrees for the benefit of the Sellers that:

1. it has full corporate power, and all authorizations, approvals, consents and licenses required by it, to permit it to enter into and perform this Agreement have been obtained and are in full force and effect; the execution and delivery by it of, and the performance by it of, this Agreement will not contravene its constitutional documents, any provision of applicable law any agreement or other instrument binding upon it or any judgment, order or decree of any governmental body, agency or court having jurisdiction over it or any of its assets, and no consent, approval, authorization or order of, or qualification or filing with, any governmental body or agency is required for the performance by it of its obligations under this Agreement, except such as have already been obtained and are in full force and effect; and this Agreement has been duly authorized, executed and delivered by it and is a valid and binding agreement of it; the purchase of the Additional Tag Along Shares by Cogecom will not require notification under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976;

2. the Additional Tag Along Shares have not been and, in connection with the purchase of the Additional Tag Along Shares by Cogecom, will not be registered under the Securities Act; as a result the Additional Tag Along Shares will be "restricted securities" within the meaning of Rule 144 under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in a transaction exempt from, or not subject to, the registration requirements of the Securities Act;

3. it is an institutional "accredited investor" within the meaning of Rule 501(a)(1),(2),(3) or (7) under the Securities Act; as a purchaser in a private placement of securities which have not been registered under the Securities Act, it is purchasing Additional Tag Along Shares for its own account without a view to any resale or distribution thereof; it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its decision to invest in the Additional Tag Along Shares, and it has the financial ability to bear the economic risk of its investment in the Additional Tag Along Shares; and it acknowledges that it has had access to such information as it deems necessary and has made its own investigation to the extent it deems necessary in connection with its decision to purchase the Additional Tag Along Shares; and

4. it agrees that the certificates evidencing the Additional Tag Along Shares currently bear a legend and certificates delivered to it will continue to bear a legend evidencing the restrictions.

EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, COGECOM MAKES NO REPRESENTATIONS OR WARRANTIES, AND HEREBY DISCLAIMS ANY SUCH REPRESENTATIONS OR WARRANTIES, WHETHER BY

IT OR ANY OF ITS OFFICERS, DIRECTORS, PARTNERS, EMPLOYEES, AGENTS OR REPRESENTATIVES, WITH RESPECT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE COMPANY.

                                    ANNEX III

                DCI Representations, Warranties, and Undertakings

DCI hereby represents, warrants and undertakes to COGECOM that:

1. it has full corporate power, and all authorizations, approvals, consents and licenses required by it, to permit it to enter into and perform this Agreement have been obtained and are in full force and effect; the execution and delivery by DCI of, and the performance by DCI of, this Agreement will not contravene the constitutional documents of DCI, any provision of applicable law any agreement or other instrument binding upon DCI or any judgment, order or decree of any governmental body, agency or court having jurisdiction over DCI or any of its assets, and no consent, approval, authorization or order of, or qualification or filing with, any governmental body or agency is required for the performance by DCI of its obligations under this Agreement, except such as have already been obtained and are in full force and effect; and this Agreement has been duly authorized, executed and delivered by DCI and is a valid and binding agreement of DCI enforceable in accordance with its terms;

2. DCI is a "Y Holder", as such term is defined in the Registration Rights Agreement; and

3. DCI is a California general partnership and has distributed, transferred and assigned the Additional Tag Along Shares to Glimcher and Kavner; (i) such distribution, transfer and assignment was in full compliance with the requirements of the Registration Rights Agreement and all applicable laws, governmental orders, rules and regulations, including, without limitation, the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and (ii) in connection such distribution, DCI has properly and validly assigned its rights under the Registration Rights Agreement to Glimcher and Kavner, pursuant to Section 10(j) of the Registration Rights Agreement.